Exhibit 10.4

FRAMEWORK AGREEMENT

This FRAMEWORK AGREEMENT (this “Agreement”), effective as of May 1, 2018 (the “Effective Date”), is entered into by and among BUNGE LIMITED, a company incorporated under the laws of Bermuda (“BL”), BUNGE LIMITED FINANCE CORP., a Delaware corporation (the “Revolving Borrower”),  USINA MOEMA AÇÚCAR E ÁLCOOL S.A., a Brazil limited liability company (“Usina Moema”), PEDRO AFONSO AÇÚCAR & BIOENERGIA LTDA., a Brazil limited liability company (“Usina Pedro Afonso”), AGROINDUSTRIAL SANTA JULIANA LTDA., a Brazil limited liability company (“Usina Santa Juliana”), MONTEVERDE AGRO-ENERGETICA S.A., a Brazil sociedade anônima (“Usina Monteverde”),  USINA GUARIROBA LTDA., a Brazil limited liability company agreement (“Usina Guariroba”), USINA ITAPAGIPE AÇÚCAR E ÁLCOOL LTDA., a Brazil limited liability company (“Usina Itapagipe”), USINA FRUTAL AÇÚCAR E ÁLCOOL LTDA., a Brazil limited liability company (“Usina Frutal”), and USINA OUROESTE AÇÚCAR E ÁLCOOL LTDA., a Brazil limited liability company (“Usina Ouroeste”); Usina Moema, Usina Pedro Afonso, Usina Santa Juliana, Usina Monteverde, Usina Guariroba, Usina Itapagipe, Usina Frutal and Usina Ouroeste  shall each be referred to individually as a “Pre-Export Borrower” and collectively, as the “Pre-Export Borrowers”), the Revolving Lenders (as defined below), the Pre-Export Lenders (as defined below), and SUMITOMO MITSUI BANKING CORPORATION, as administrative agent under that certain Revolving Credit Agreement described below (in such capacity, the “Revolving Administrative Agent”) and that certain Pre-Export Credit Agreement described below (in such capacity, the “Pre-Export Administrative Agent”).  BL, the Revolving Borrower, the Pre-Export Borrowers, the Revolving Lenders, the Pre-Export Lenders, the Revolving Administrative Agent and the Pre-Export Administrative Agent are collectively referred to herein as the “Parties” and each, a “Party.”

RECITALS

WHEREAS, pursuant to that certain Revolving Credit Agreement, dated as of the date hereof, by and among the Revolving Borrower, as borrower, the banks and other financial institutions or entities from time to time parties thereto as lenders (each, a “Revolving Lender” and collectively, the “Revolving Lenders”) and the Revolving Administrative Agent, a copy of which is attached hereto as Exhibit A (the “Revolving Credit Agreement”), the Revolving Lenders have agreed to make revolving loans (each, a “Revolving Loan”) to the Revolving Borrower from time to time;

WHEREAS, BL and the Revolving Borrower may elect, upon the satisfaction of the Conditions to Conversion (as defined below), to convert the aggregate amount of Revolving Commitments (as defined below) in effect as of the Conversion Date (as defined below) under the Revolving Credit Agreement into an equal aggregate amount of Pre-Export Commitments (as defined below) under that certain Pre-Export Financing Agreement, dated as of the date hereof, by and among the Pre-Export Borrowers, as borrowers, the banks and other financial institutions or entities from time to time parties thereto as lenders (each, a “Pre-Export Lender” and collectively, the “Pre-Export Lenders”) and the Pre-Export Administrative Agent, a copy of which is attached hereto as Exhibit B (the “Pre-Export Credit Agreement”), pursuant to which, subject to the satisfaction of the Conditions to Conversion and the other terms and conditions of this Agreement, the Pre-Export Lenders will agree to, from time to time, make one or more pre-export term loans to the Pre-Export Borrowers, by means of new loans or the assignment of the Existing KBBV Pre-Export Loans (as defined below) or Existing BIF Pre-Export Loans (as defined below)(each, a “Pre-Export Loan”);

WHEREAS, the Pre-Export Loans will be secured by (x) export receivables to be paid by a newly formed wholly-owned direct or indirect Subsidiary of Usina Moema (to be formed outside of Brazil) acting as off-taker (the “New Off-Taker”) under a new export contract between the New Off-Taker and the Pre-Export Borrowers and other export contracts between the New Off-Taker and Eligible Importers (as defined in the Pre-Export Credit Agreement) (collectively, the “New Export Contracts”) to be pledged by the Pre-Export Borrowers to the Pre-Export Administrative Agent for the benefit of the Pre-Export Lenders and the other secured parties and (y) certain other collateral described in the security documentation to be executed as a condition precedent to Conversion (together with the New Export Contract, the “New Collateral”);

WHEREAS, pursuant to certain master export prepayment agreements listed on Annex 2 attached hereto, among the Pre-Export Borrowers, as borrowers, and Koninklijke Bunge B.V., a private limited liability company organized under the laws of The Netherlands (“KBBV”), as lender (each, a “KBBV Pre-Export Loan Agreement” and collectively, the “KBBV Pre-Export Loan Agreements”), KBBV has previously made intercompany pre-export loans to the Pre-Export Borrowers which remain outstanding in the principal amounts as of the date hereof set forth in Annex 2 attached hereto (the “Existing KBBV Pre-Export Loans”) and are secured by payments to be made by off-takers under existing export contracts (the “Existing KBBV Export Contracts”);

WHEREAS, pursuant to certain master export prepayment agreements listed on Annex 3 attached hereto, among the Pre-Export Borrowers, as borrowers, and Bunge Iberica Finance SL (“BIF”), as lender (each, a “BIF Pre-Export Loan Agreement”, collectively, the “BIF Pre-Export Loan Agreements” and, together with the KBBV Pre-Export Loan Agreements, the “Existing Pre-Export Loan Agreements”), BIF has made intercompany pre-export loans to the Pre-Export Borrowers pursuant to the terms thereof which remain outstanding in the principal amounts as of the date hereof set forth in Annex 3 attached hereto (the “Existing BIF Pre-Export Loans” and, together with the Existing KBBV Pre-Export Loans, the “Existing Pre-Export Loans”) and are secured by payments to be made by off-takers under existing export contracts (the “Existing BIF Export Contracts” and, together with the Existing KBBV Export Contracts, the “Existing Export Contracts”);

WHEREAS, upon the satisfaction of the Conditions to Funding (as defined below) with respect to any Pre-Export Loan, (i) the Pre-Export Borrowers will have the right to request that the Pre-Export Administrative Agent, acting on behalf of the Pre-Export Lenders, purchase from KBBV and/or BIF, as applicable, at par, (x) one or more Existing KBBV Pre-Export Loan(s) or Existing BIF Pre-Export Loan(s), respectively, with an aggregate outstanding principal balance equal to the principal amount of such Pre-Export Loan and (y) KBBV’s or BIF’s rights under the applicable Existing Pre-Export Loan Agreement (but none of their obligations thereunder) and any related security interest in the applicable Existing Export Contracts solely to the extent related to such assigned Existing Pre-Export Loan(s),

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(ii) the assigned Existing Pre-Export Loans will remain outstanding and be deemed to be, and be, treated as a Pre-Export Loan subject to the terms and conditions of the Pre-Export Credit Agreement which will amend and restate the Existing Pre-Export Loan Agreement(s) (and any related promissory note evidencing such assigned Pre-Export Loan will be automatically cancelled without further action by the Pre-Export Administrative Agent, KBBV or BIF) solely as it relates to such assigned Existing Pre-Export Loans and (iii) such Pre-Export Loan will be secured by a security interest in the New Export Contracts (including, without limitation, all amounts owed by the New Off-Taker and other Eligible Importers thereunder) and the other New Collateral, which will be substituted for and replace the security interest in the Existing Export Contracts in their entirety solely as it relates to such assigned Existing Pre-Export Loan, and the security interest in the Existing Export Contracts will be automatically released without further action by the Pre-Export Administrative Agent, KBBV or BIF; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Revolving Credit Agreement and the Pre-Export Credit Agreement.

NOW, THEREFORE, in consideration of the payments, covenants, conditions, and promises contained in this Agreement, the Revolving Loan Documents and the Pre-Export Loan Documents, and for other fair and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

ARTICLE I.  DEFINITIONS

Section 1.1          Certain Defined Terms.  For purposes of this Agreement, capitalized terms not otherwise defined in this Section 1.1 or otherwise in this Agreement shall have the meanings assigned to such terms in the Revolving Credit Agreement.

“Affiliated Committed Lender”: with respect to any Revolving Lender, the branch or affiliate of such Revolving Lender identified as its Affiliated Committed Lender on Annex 4 attached hereto, or another branch or affiliate of such Revolving Lender to which such Revolving Lender assigns its Revolving Commitments in accordance with Section 2.4(a).

“Agreement”: as defined in the preamble.

“Assigned Export Receivables”: as defined in the Pre-Export Credit Agreement.

“Assigned Pre-Export Loans”: as defined in Section 3.1(a).

“Assignment Agreement”: as defined in Section 3.1(a).

“Authorized Agent”: as defined in Section 4.3.

“Authorized Agent Resignation Notice”: as defined in Section 4.3.

“BIF”: as defined in the fifth whereas clause.

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“BIF Pre-Export Loan Agreement(s)”: as defined in the fifth whereas clause.

“BL”: as defined in the preamble.

“Business Day”: as defined in the Pre-Export Credit Agreement.

“Collateral”: as defined in the Pre-Export Credit Agreement.

“Collateral Account”: as defined in the Pre-Export Credit Agreement.

“Conditions to Conversion”: as defined in Section 2.3.

“Conditions to Funding”: as defined in Section 3.1.

“Controlling Shareholder(s)”: a third party or third parties (other than BL or any of its Subsidiaries) that acquire(s) beneficial ownership of equity interests representing more than fifty percent (50.0%) of the aggregate voting power of the Voting Stock of each Pre-Export Borrower through a Direct Sale.

“Conversion”: the conversion of Revolving Commitments in effect as of the Conversion Date into Pre-Export Commitments in accordance with the terms and conditions of this Agreement.

“Conversion Date”: as defined in Section 2.2(b).

“Conversion Notice Date”: as defined in Section 2.2(b).

“Direct Sale”: a direct private sale of equity interests in Usina Moema that is neither (i) carried out on a stock exchange, (ii) in the over-the-counter market nor (iii) an IPO, so long as, with respect to clauses (i) to (iii), such sale of equity interests in Usina Moema carried out on a stock exchange or in the over-the-counter market does not result from a private negotiation.

“Effective Date”: as defined in the preamble.

“Eligible Importers”: as defined in the Pre-Export Credit Agreement.

“Existing BIF Export Contracts”: as defined in the fifth whereas clause.

“Existing BIF Pre-Export Loans”: as defined in the fifth whereas clause.

“Existing Export Contracts”: as defined in the fifth whereas clause.

“Existing KBBV Export Contracts”: as defined in the fourth whereas clause.

“Existing KBBV Pre-Export Loans”: as defined in the fourth whereas clause.

“Existing Pre-Export Loan Agreements”: as defined in the fifth whereas clause.

“Existing Pre-Export Loans”: as defined in the fifth whereas clause.

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“IFRS”:  international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“IPO”: initial public offering of equity interests to be further traded on an exchange.

“KBBV”: as defined in the fourth whereas clause.

“KBBV Pre-Export Loan Agreement(s)”: as defined in the fourth whereas clause.

“New Collateral”: as defined in the third whereas clause.

“New Export Contracts”: as defined in the third whereas clause.

“New Off-Taker”: as defined in the third whereas clause.

“Non-Complying Potential Controlling Shareholder”: as defined in Section 2.1(b).

“Non-Complying Potential Controlling Shareholder Notice”: as defined in Section 2.1(b).

“Off-Shore Sugar Co”: as defined in the Pre-Export Credit Agreement.

“Opt Out Commitment”: as defined in Section 2.4(b).

“Party” and “Parties”: as defined in the preamble.

“Patriot Act”: the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Potential Controlling Shareholder”: as defined in Section 2.1(a).

“Potential Controlling Shareholders List”: as defined in Section 2.1(a).

“Pre-Approved Controlling Shareholder”: as defined in Section 2.1(b).

“Pre-Export Administrative Agent”: as defined in the preamble.

“Pre-Export Amortization Commencement Date”: as defined in Section 2.4(a).

“Pre-Export Borrower(s)”: as defined in the preamble.

“Pre-Export Borrowers COC Event”: the occurrence of BL ceasing to hold, directly or indirectly, including, without limitation, by way of an IPO, beneficial ownership of equity interests representing more than fifty percent (50.0%) of the aggregate voting power of the Voting Stock of each Pre-Export Borrower.

“Pre-Export Commitments”: as defined in the Pre-Export Credit Agreement.

“Pre-Export Credit Agreement”: as defined in the second whereas clause.

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“Pre-Export Guarantors”: as defined in the Pre-Export Credit Agreement.

“Pre-Export Guaranty”: as defined in the Pre-Export Credit Agreement.

“Pre-Export Lender(s)”: as defined in the second whereas clause.

“Pre-Export Loan Parties”: as defined in the Pre-Export Credit Agreement

“Pre-Export Loan(s)”: as defined in the second whereas clause.

“Pre-Export Loan Documents”: as defined in the Pre-Export Credit Agreement.

“Pre-Export Maturity Date”: as defined in the Pre-Export Credit Agreement.

“Requirement of Law”: as defined in the Pre-Export Credit Agreement.

“Revolving Administrative Agent”: as defined in the preamble.

“Revolving Borrower”: as defined in the preamble.

“Revolving Commitments”:  as defined in the Revolving Credit Agreement.

“Revolving Credit Agreement”: as defined in the preamble.

“Revolving Lender Opt Out”: as defined in Section 2.4(b).

“Revolving Lender Opt Out Notice”: as defined in Section 2.4(b).

“Revolving Lender(s)”: as defined in the preamble.

“Revolving Loan(s)”: as defined in the preamble.

“Revolving Loan Documents”: as defined in the Revolving Credit Agreement.

“Revolving Maturity Date”:  as defined in the Revolving Credit Agreement.

“ROF”: as defined in the Pre-Export Credit Agreement.

“Tax”: as defined in the Pre-Export Credit Agreement.

ARTICLE II.  CONVERSION

Section 2.1          Pre-Approved Controlling Shareholders.

(a)          The entities set forth on the list attached hereto as Annex 1 (the “Initial Potential Controlling Shareholders List”) have been indicated by the Revolving Borrowers as of the date of this Agreement as potential purchasers of a controlling interest in the Pre-Export Borrowers through a Direct Sale.  The Revolving Borrower may deliver an updated Initial Potential Controlling Shareholders List to the Revolving Administrative Agent on a quarterly basis following the Revolving Closing Date to remove any Non-Complying Potential Controlling Shareholder or to add other Potential Controlling Shareholders to the list (as updated and in effect on any date, the “Potential Controlling Shareholders List”).

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The Revolving Administrative Agent shall promptly deliver a copy of any such updated Potential Controlling Shareholders List to each Revolving Lender.  Any entity listed on the Potential Controlling Shareholders List as of any date of determination shall be referred to as a “Potential Controlling Shareholder”).

(b)          Each Revolving Lender shall use commercially reasonable efforts to determine on or prior to the Revolving Closing Date and on a quarterly basis after the Revolving Closing Date based on publicly available information whether (in its sole reasonable discretion) each Potential Controlling Shareholder listed on the Potential Controlling Shareholder List complies with its “know your customer” and anti-money laundering rules and regulations (as such rules and regulations may apply to a beneficial owner of a bank borrower), including, without limitation, the Patriot Act.  Each Potential Controlling Shareholder listed on the Potential Controlling Shareholders List attached as Annex 1 or most recently delivered to the Revolving Administrative Agent (and any Subsidiary fully owned, directly or indirectly, by such Potential Controlling Shareholder), as applicable, shall be deemed to be a “Pre-Approved Controlling Shareholder” by a Revolving Lender unless and until such Revolving Lender provides written notice (a “Non-Complying Potential Controlling Shareholder Notice”) to the Revolving Administrative Agent (which in turn shall promptly provide a copy of such written notice to the Revolving Borrower) (i) in the case of the Potential Controlling Shareholder List attached as Annex 1 hereto, on or prior to the Revolving Closing Date or (ii) in the case of any Potential Controlling Shareholders List provided on or after the Revolving Closing Date, within fifteen (15) Business Days of receipt by the Revolving Lenders of such Potential Controlling Shareholder List that in the Revolving Lender’s determination a Potential Controlling Shareholder has failed to comply with such Revolving Lender’s “know your customer” and anti-money laundering rules and regulations (as such rules and regulations may apply to a beneficial owner of a bank borrower), including without limitation the Patriot Act (any such Potential Controlling Shareholder identified in a Non-Complying Potential Controlling Shareholder Notice shall be a “Non-Complying Potential Controlling Shareholder” solely with respect to such Revolving Lender).

(c)          In the event that a Revolving Lender delivers a Non-Complying Potential Controlling Shareholder Notice at any time to the Revolving Administrative Agent or a Revolving Lender Opt Out Notice in connection with a Conversion to the Revolving Administrative Agent, the Revolving Borrower shall have the right to require such Revolving Lender, and such Revolving Lender shall be obligated, to transfer (at par) its Revolving Commitment, its pro rata percentage of outstanding Revolving Loans and its obligations under this Agreement (including, without limitation, any Opt Out Commitment as described below in Section 2.4) to any other Revolving Lender or any other entity selected by BL and which is acceptable to the Revolving Administrative Agent in its sole discretion (the “Transferee Lender”) that has agreed to the transfer (at par) of such Revolving Commitments, pro rata percentage of Revolving Loans and such Revolving Lender’s obligations under this Agreement and such Transferee Lender shall assume such Revolving Lender’s Revolving Commitments and obligations under this Agreement; provided, that, the Revolving Borrower shall pay any break costs associated with any transfer that is not in connection with a Conversion.  In addition, such Revolving Lender must pay the Transferee Lender an amount equal to the product of (i) the number of whole years remaining until the Revolving Maturity Date times (ii) 1/5th of the revolving upfront fees received by such Revolving Lender (which amount may be netted against the amount payable by the Transferee Lender for such assignment).

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Section 2.2          Notice of Conversion.  At any time prior to the Revolving Maturity Date, the Revolving Borrower and BL may deliver to the Revolving Administrative Agent (which shall promptly deliver a copy to each Revolving Lender) an irrevocable notice (a “Notice of Conversion”), pursuant to which:

(a)          BL and the Revolving Borrower request the Conversion;

(b)          BL and the Revolving Borrower identify the proposed date on which the Conversion shall become effective (the “Conversion Date”) subject to the satisfaction of the Conditions to Conversion; provided, that  such Notice of Conversion shall be delivered (i) with respect to a Pre-Export Borrowers COC Event expected to result from a Direct Sale to a Controlling Shareholder, at least sixty (60) days prior to such proposed Conversion Date and (ii) with respect to any other Pre-Export Borrowers COC Event, at least thirty (30) days prior to such proposed Conversion Date (the date on which such Notice of Conversion is received by the Revolving Administrative Agent shall be referred to herein as the “Conversion Notice Date”); and

(c)           BL certifies that it intends for a Pre-Export Borrowers COC Event to occur after the Conversion Date; provided, however that, for the avoidance of doubt, if a Pre-Export Borrowers COC Event does not occur after the Conversion Date, the Pre-Export Commitments shall remain in effect following the Conversion Date and the Pre-Export Loans shall remain outstanding until their scheduled maturities (unless required to be otherwise prepaid following an Event of Default (as defined under the Pre-Export Credit Agreement) or a mandatory prepayment event pursuant to the terms of the Pre-Export Credit Agreement).

Section 2.3          Conditions to Conversion.  Upon the Revolving Administrative Agent’s receipt of a Notice of Conversion and the satisfaction (or waiver by the Revolving Lenders) of the following conditions (the “Conditions to Conversion”), the Conversion shall become effective on the Conversion Date:

(a)          The Revolving Borrower shall have repaid all outstanding principal of the Revolving Loans together with all unpaid interest accrued thereon as of the date of such repayment and any other outstanding fees and other amounts under the Revolving Loan Documents;

(b)          Usina Moema shall have formed the New Off-Taker and the New Off-Taker and the Pre-Export Borrowers shall have entered into a New Export Contract in form and substance satisfactory to the Pre-Export Administrative Agent;

(c)          The Pre-Export Borrowers shall own the Collateral;

(d)          In the event that the Pre-Export Borrowers COC Event relates to a Direct Sale of a controlling ownership interest in the Pre-Export Borrowers to one or more Pre-Approved Controlling Shareholder(s) or Controlling Shareholder(s) any one of which is not a Pre-Approved Controlling Shareholder, BL shall provide a certificate of an officer of BL as of the Conversion Notice Date that, to the best of its knowledge, any such Controlling Shareholder is not a restricted person (i) listed on the “Specially Designated Nationals and Blocked Persons” list maintained by OFAC, (ii) identified in the annex of the Executive Order or (iii) listed on the Consolidated List of Financial Sanctions Targets issued by Her Majesty’s Treasury;

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(e)          In connection with a Pre-Export Borrowers COC Event that relates to a Direct Sale of a controlling ownership interest in the Pre-Export Borrowers to one or more Controlling Shareholder(s) any one of which is not a Pre-Approved Controlling Shareholder, during the period commencing on the Conversion Notice Date and ending fifteen (15) Business Days prior to the proposed Conversion Date, each Revolving Lender shall have received all documentation and other information about the Controlling Shareholder(s) as has been reasonably requested in writing by such Revolving Lender from the Controlling Shareholder(s) that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (as such rules and regulations may apply to a beneficial owner of a bank borrower), including without limitation the Patriot Act; provided, that to the extent each of the Controlling Shareholder(s) is a Pre-Approved Controlling Shareholder with respect to any Revolving Lender as of the Conversion Notice Date, such Revolving Lender shall not have a right to decline to convert its Revolving Commitment into a Pre-Export Commitment as a result of its “know your customer” requirements;

(f)          The Pre-Export Administrative Agent shall have received a written appraisal (in form and substance satisfactory to the Pre-Export Lenders) of the value of the Collateral (other than the Collateral Account (as defined in the Pre-Export Credit Agreement), the Existing Export Contracts and the New Export Contracts) prepared by a third party hired by the Pre-Export Borrowers and reasonably acceptable to the Pre-Export Lenders at least thirty (30) days and no more than ninety (90) days prior to the Conversion Date;

(g)          The Pre-Export Borrowers shall be in pro forma compliance with the Fixed Asset Coverage Ratio (as defined in the Pre-Export Credit Agreement) and the Offtake Contract Value to Debt Service Coverage Ratio (as defined in the Pre-Export Credit Agreement) as of the Conversion Date, as detailed in a compliance certificate in substantially the form of Exhibit E of the Pre-Export Credit Agreement, delivered by the Pre-Export Borrowers to the Pre-Export Administrative Agent at least five (5) Business Days prior to the Conversion Date;

(h)          The Pre-Export Borrowers shall be in pro forma compliance with the financial covenants set forth in the Pre-Export Credit Agreement as of the Conversion Date, as detailed in a compliance certificate in substantially the form of Exhibit E to the Pre-Export Credit Agreement, delivered to the Pre-Export Administrative Agent at least five (5) Business Days prior to the Conversion Date;

(i)          As of the Conversion Date, no Event of Default (as defined under either the Revolving Credit Agreement or the Pre-Export Credit Agreement) shall have occurred and be continuing;

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(j)          All fees required to be paid pursuant to the Fee Letter and reasonable and documented out-of-pocket expenses required to be paid pursuant to the Revolving Loan Documents and the Pre-Export Loan Documents, in each case to the extent invoiced at least three (3) Business Days prior to the Conversion Date, shall have been paid, or shall be paid on the Conversion Date;

(k)          The Pre-Export Administrative Agent shall have received a solvency certificate in respect of the Pre-Export Borrowers taken as a whole (after giving effect to the Conversion) in a form substantially similar to Exhibit D attached hereto at least five (5) Business Days prior to the Conversion Date;

(l)          The Pre-Export Administrative Agent shall have received (i) an unaudited consolidated pro forma balance sheet of the Pre-Export Borrowers (after giving effect to the Conversion) at least five (5) Business Days prior to the Conversion Date and (ii) the most recently prepared audited financial statements consisting of the consolidated balance sheet of the Pre-Export Borrowers as of the end of the year covered by such financial statements and the related statements of income and retained earnings and statements of cash flow for such year setting forth in each case in comparative form the corresponding figures for the previous fiscal year, certified by independent certified public accountants satisfactory to the Pre-Export Administrative Agent to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of the Pre-Export Borrowers in accordance with IFRS consistently applied;

(m)          Off-Shore SugarCo shall have (i) become a Pre-Export Guarantor by executing the Pre-Export Guaranty and any other documents or agreements as the Pre-Export Administrative Agent shall reasonably determine necessary; (ii) taken all of the actions and delivered all of the documents and officer certificates required by Sections 5.1(t)(iii) and (iv) in the Pre-Export Credit Agreement in connection with becoming a Pre-Export Guarantor; and (iii) instructed all Eligible Importers with respect to all Assigned Export Receivables outstanding as of such date to make all payments thereunder directly to the Collateral Account as required under Section 5.2(f) of the Pre-Export Credit Agreement.

(n)          The Pre-Export Administrative Agent shall have received (i) copies of customary security documentation in respect of the New Collateral duly authorized, executed and delivered by each applicable Pre-Export Borrower and (ii) evidence that all filings in Brazil that are reasonably necessary to create and perfect the security interest in the New Collateral in favor of the Pre-Export Administrative Agent, acting for the benefit of the Pre-Export Lenders, have been made;

(o)          The Pre-Export Administrative Agent shall have received customary legal opinions in respect to (i) the capacity of the Pre-Export Loan Parties, (ii) the validity and enforceability of the Pre-Export Loan Documents and (iii) the creation of security in respect of the New Collateral, from counsel to the Pre-Export Loan Parties, which shall cover such other matters incident to the transactions contemplated by this Agreement and the Pre-Export Loan Documents as the Pre-Export Administrative Agent may reasonably require;

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(p)          The Pre-Export Administrative Agent shall have received a customary Responsible Officer’s certificate with respect to each Pre-Export Loan Party dated as of the Conversion Date with appropriate insertions and attachments satisfactory in form and substance to the Pre-Export Administrative Agent, including (A) organizational documents, (B) resolutions and other necessary corporate approvals in respect of the Pre-Export Loan Documents to which such Pre-Export Loan Party is a party, (C) incumbency certificates and (D) additional documents that are customarily required in similar transactions;

(q)          The representations and warranties of the Pre-Export Loan Parties set forth in the Pre-Export Loan Documents shall be true and correct in all material respects on and as of the Conversion Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(r)          Since the Revolving Closing Date, there has been no development or event which has had or could, in BL’s good faith reasonable judgment, reasonably be expected to have a Material Adverse Effect (as defined in the Pre-Export Credit Agreement);

(s)          The Pre-Export Administrative Agent shall have received (at least three (3) Business Days prior to the Conversion Date) all documentation and other information with respect to the Pre-Export Loan Parties, BIF and KBBV as has been reasonably requested in writing by any Revolving Lender at least ten (10) Business Days prior to the Conversion Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act;

(t)          The Pre-Export Administrative Agent shall have received a duly authorized, executed and delivered promissory note from the Pre-Export Borrowers signed por aval by each Pre-Export Guarantor governed by Brazilian laws issued in connection with the Pre-Export Loans in an amount equal to 120% of the Pre-Export Commitments;

(u)          The Pre-Export Administrative Agent shall have received from each Pre-Export Borrower copies of the screen pages of the ROF evidencing the registrations of the terms and conditions of the pre-export facility provided under the Pre-Export Credit Agreement with the Central Bank of Brazil, in a form satisfactory to the Pre-Export Administrative Agent; provided, that, in the case of an assignment of an Existing Pre-Export Loan, the existing ROF related to such Existing Pre-Export Loan shall be amended and restated at the time of such assignment in a form satisfactory to the Pre-Export Administrative Agent;

(v)          The Pre-Export Administrative Agent shall have received evidence that each of the Pre-Export Loan Parties shall have appointed an agent for service of process in New York and such agent shall have accepted such appointment in accordance with the Pre-Export Credit Agreement;

(w)          The Pre-Export Administrative Agent shall have received evidence reasonably satisfactory to it that the business conducted and proposed to be conducted by the Pre-Export Loan Parties is in compliance with all Requirements of Law and regulations and that all registrations, filings and licenses and/or consents required to be obtained by the Pre-Export Loans Parties, as the case may be, in connection therewith have been made or obtained and are in full force and effect, except to the extent that the failure to comply with any such Requirement of Law or to make or obtain any such registration, filing, license or consent could not, in the aggregate, reasonably be expected to have a Material Adverse Effect;

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(x)           The Pre-Export Administrative Agent shall have received a list of real property owned by the Pre-Export Loan Parties in a form substantially similar to Exhibit E attached hereto;

(y)          The Pre-Export Administrative Agent shall have received a description of the areas where each Pre-Export Borrower’s sugar cane roots are located in a form substantially similar to Exhibit F attached hereto; and

(z)          The Pre-Export Administrative Agent shall have received a Responsible Officer’s certificate from each of the Pre-Export Borrowers certifying as to satisfaction of certain of the Conditions to Conversion.

Section 2.4          Conversion.

(a)          Subject to clause (b) below, upon satisfaction of the Conditions to Conversion, all Revolving Commitments of the Revolving Lenders will automatically convert on the Conversion Date to commitments of the Pre-Export Lenders to provide 100.0% (one hundred percent) of the Pre-Export Commitments under the Pre-Export Credit Agreement; provided that all Revolving Commitments of Revolving Lenders with an Affiliated Committed Lender may first be assigned by the applicable Revolving Lender to its Affiliated Committed Lender immediately before such Revolving Commitments are converted to Pre-Export Commitments; provided, further that if the Conversion occurs after the date that is twelve (12) months prior to the Revolving Maturity Date (or on the immediately preceding Business Day if such day is not a Business Day) applicable to any Pre-Export Lender (such date, the “Pre-Export Amortization Commencement Date” with respect to such Pre-Export Lender), the Pre-Export Commitment of such Pre-Export Lender shall be reduced upon Conversion to reflect a reduction of its Pre-Export Commitment in an aggregate amount that would have been amortized under Section 2.6(a) of the Pre-Export Credit Agreement if its Revolving Commitment had converted to a Pre-Export Commitment before its Pre-Export Amortization Commencement Date.

(b)          To the extent a Direct Sale of a controlling ownership interest in the Pre-Export Borrowers is to be made to (x) a Controlling Shareholder that any Revolving Lender has reasonably determined is a Non-Complying Potential Controlling Shareholder or (y) any other Controlling Shareholder that is not a Pre-Approved Controlling Shareholder with respect to such Revolving Lender that such Revolving Lender reasonably determines has failed to comply with “know your customer” and anti-money laundering rules and regulations (as such rules and regulations may apply to a beneficial owner of a bank borrower), including without limitation the Patriot Act, such Revolving Lender may deliver written notice (a “Revolving Lender Opt Out Notice”) to the Revolving Administrative Agent (which in turn shall promptly provide a copy of such written notice to the Revolving Borrower) informing of its decision to opt out of the Conversion (a “Revolving Lender Opt Out”) and (i) the Revolving Commitments of such Revolving Lender (to the extent they have not been transferred to a Transferee Lender, the “Opt Out Commitment”) will not automatically convert to a Pre-Export Commitment of such Pre-Export Lender to provide a Pre-Export Commitment, (ii) the Opt Out Commitment of such Revolving Lender shall be terminated and (iii) the Pre-Export Commitments will not include such Revolving Lender’s Opt Out Commitment, which will not be converted to Pre-Export Commitments, with the result that the Pre-Export Commitments will be less than the Revolving Commitments at Conversion by such amount.

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Section 2.5          Termination of Revolving Loan Documents on the Conversion Date.  BL, the Revolving Borrower, the Revolving Administrative Agent and the Revolving Lenders agree that on the Conversion Date, (a) all obligations, liabilities and indebtedness of the Revolving Borrower and BL under the Revolving Loan Documents (other than this Agreement and any obligations that expressly survive termination) shall be fully paid, satisfied and discharged; (b) the Revolving Commitments shall automatically terminate; (c) the Revolving Credit Agreement, the Guaranty Agreement and each other Revolving Loan Document (other than this Agreement and any obligations that expressly survive termination) shall automatically terminate; and (d) the Revolving Borrower and BL shall have no other or further obligations, liabilities or indebtedness to the Revolving Lenders or the Administrative Agent under the Revolving Credit Agreement, the Guaranty Agreement or any other Revolving Loan Document (other than this Agreement and any obligations that expressly survive termination) after payment in full of the outstanding amounts described in clause (a) above.

ARTICLE III.  FUNDING OF PRE-EXPORT LOANS

Section 3.1          Conditions to Funding Pre-Export Loans under Pre-Export Credit Agreement.  The obligations of the Pre-Export Lenders to make each Pre-Export Loan under the Pre-Export Credit Agreement, by means of new disbursement or an assignment of the credits arising from the Existing Pre-Export Loans, are subject to the satisfaction of the following conditions (the “Conditions to Funding”):

(a)          In the event of an assignment of an Existing Pre-Export Loan, delivery to the Pre-Export Administrative Agent of an Assignment Agreement substantially in the form attached hereto as Exhibit C (each such agreement, an “Assignment Agreement”) with respect to Existing KBBV Pre-Export Loan(s) or Existing BIF Pre-Export Loan(s) that have an aggregate outstanding principal balance equal to the principal amount of such Pre-Export Loan (and in any event an aggregate outstanding principal balance of at least $3,000,000), and payable in Dollars, duly authorized, executed and delivered by KBBV and/or BIF (as applicable), as assignor(s), and the Pre-Export Administrative Agent on behalf of the Pre-Export Lenders, as assignee, and acknowledged by the applicable borrower(s) with respect to such  Existing Pre-Export Loans, pursuant to which KBBV and/or BIF, as applicable, will assign (at par) such Existing Pre-Export Loan(s) (the “Assigned Pre-Export Loans”) and KBBV’s and/or BIF’s rights (but not their obligations) solely to the extent related thereto under the Existing Pre-Export Loan Agreement and the security interest in the Existing Export Contracts related to such Assigned Pre-Export Loans to the Pre-Export Administrative Agent on behalf of the Pre-Export Lenders;

(b)          The Pre-Export Administrative Agent shall have received from the relevant Pre-Export Borrower copies of the screen pages of each ROF filed with the Central Bank of Brazil reflecting the terms of such Pre-Export Loan made under the Pre-Export Credit Agreement, in a form satisfactory to the Pre-Export Administrative Agent; provided, that, in the case of an assignment of an Existing Pre-Export Loan, the existing ROF related to such Existing Pre-Export Loan shall be amended and restated at the time of such assignment, in a form satisfactory to the Pre-Export Administrative Agent; and

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(c)          Each of the conditions precedent to funding such Pre-Export Loan set forth in Section 4 of the Pre-Export Credit Agreement shall have been satisfied (or waived by the Pre-Export Administrative Agent with the consent of the Pre-Export Lenders).

Section 3.2          Amendment and Restatement of Existing Pre-Export Loan Agreements; Cancellation of Related Existing Promissory Notes and Substitution of New Collateral.  Upon the satisfaction of the Conditions to Funding with respect to any Pre-Export Loan,  (i) each Assigned Pre-Export Loan assigned by KBBV and/or BIF to the Pre-Export Administrative Agent for the benefit of the Pre-Export Lenders in accordance with Section 3.1 will remain outstanding, be considered amended and be deemed to be, and be, treated as a Pre-Export Loan subject to the terms and conditions of the Pre-Export Credit Agreement and any related promissory note evidencing such Pre-Export Loan executed in favor of the Pre-Export Administrative Agent, and any related promissory note evidencing such Assigned Pre-Export Loan shall be automatically cancelled without further action by the Pre-Export Administrative Agent, KBBV or BIF; and (ii) such Pre-Export Loan will be secured by a security interest in the New Export Contracts (including, without limitation, all amounts owed by the New Off-Taker and Eligible Importers thereunder) and the other New Collateral, which will be substituted for and replace the Existing Export Contracts in their entirety solely with respect to such Assigned Pre-Export Loan, and the security interest in the Existing Export Contracts will be automatically released without further action by the Pre-Export Administrative Agent, KBBV or BIF.

Section 3.3          Amendments to the Existing Pre-Export Loan Agreements.  For as long as an Existing Pre-Export Loan has not been assigned to the Pre-Export Administrative Agent for the benefit of the Pre-Export Lenders, KBBV, BIF and each Pre-Export Borrower have the right to amend, assign or otherwise change the Existing Pre-Export Loan Agreements and related promissory notes without any consent from any Party being required.

Section 3.4          Representations and Warranties Regarding Existing Pre-Export Loan Agreements.  BL hereby represents and warrants as of the date of each assignment of any Existing Pre-Export Loan in accordance herewith that all representations and warranties of KBBV or BIF, as applicable, set forth in the applicable Assignment Agreement are true and correct in all material respects.

ARTICLE IV.  MISCELLANEOUS

Section 4.1          Notices.  All notices, requests and demands to or upon the respective Parties to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to the receiving Party at its address set forth in the Revolving Credit Agreement or Pre-Export Credit Agreement, as applicable, or to such other address as may be hereafter notified by the respective Parties hereto.

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Section 4.2          Amendments and Waiver.  Neither this Agreement nor any terms hereof may be amended, supplemented or modified except in a writing executed by the Parties hereto.

Section 4.3          Tax Indemnity.  Without limitation of the indemnities and other protections set forth in the Pre-Export Loan Documents, BL and the Pre-Export Borrowers agree jointly and severally to indemnify the Pre-Export Administrative Agent and each Pre-Export Lender for, and to hold the Pre-Export Administrative Agent and each Pre-Export Lender harmless from, any and all Tax liabilities incurred solely as a consequence of the assignment of any Assigned Pre-Export Loans to the Pre-Export Administrative Agent on behalf of the Pre-Export Lenders.

Section 4.4          Appointment of Agent for Service of Process.

(a)          Each of BL and each Pre-Export Borrower (i) irrevocably designates and appoints BL’s chief financial officer (from time to time) at BL’s principal executive offices at 50 Main Street, White Plains, New York 10606 (the “Authorized Agent”), as its agent and attorney-in-fact upon which process may be served in any suit, action or proceeding related to this Agreement until the date that is one (1) year after the Pre-Export Maturity Date and represents and warrants that the Authorized Agent has accepted such designation and (ii) agrees that service of process upon the Authorized Agent and written notice of said service to BL or such Pre-Export Borrower, as applicable, mailed or delivered by a recognized international courier service (with proof of delivery) to BL’s Secretary or any Assistant Secretary at BL’s office at 50 Main Street, White Plains, New York 10606, shall be deemed in every respect effective service of process upon BL or such Pre-Export Borrower, as applicable, in any such suit or proceeding.  Subject to clause (b) below, each of BL and each Pre-Export Borrower further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect so long as this Agreement is in existence.  Nothing herein shall in any way be deemed to limit the ability of any party hereto to serve legal process in any other manner permitted by applicable law, and any service of process received by the Authorized Agent on behalf of a Pre-Export Borrower shall, for all purposes under Brazilian law, be deemed to have been received by such Pre-Export Borrower.

(b)          At any time on or after the Conversion Date, BL may deliver written notice to the Revolving Administrative Agent, the Pre-Export Administrative Agent and the Pre-Export Borrowers that BL’s chief financial officer shall no longer act as the Authorized Agent on behalf of the Pre-Export Borrowers (an “Authorized Agent Resignation Notice”) and, effective upon the Pre-Export Administrative Agent’s receipt of evidence that each Pre-Export Borrower has appointed a new agent for service of process in New York and such agent shall have accepted such appointment for a period ending one (1) year after the Pre-Export Maturity Date, BL shall no longer be the Authorized Agent for the Pre-Export Borrowers hereunder.

Section 4.5          Incorporation by Reference.  The terms and provisions set out in Sections 1.2, 8.3, 8.4, 8.6(a), 8.8, 8.9, 8.10, 8.11, 8.12, 8.13, 8.14, 8.15 and 8.16 of the Revolving Credit Agreement are hereby expressly and specifically incorporated into this Agreement as though they were set out in full in this Agreement and (a) references to “Revolving Borrower” therein in such Sections shall be deemed to refer both to the “Revolving Borrower” and the “Pre-Export Borrowers” for purposes of this Agreement,

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(b) references to the “Revolving Lenders” therein in such Sections shall be deemed to refer to both the “Revolving Lenders” and the “Pre-Export Lenders” for purposes of this Agreement, (c) references to “Revolving Administrative Agent” in such Sections shall be deemed to refer to both the “Revolving Administrative Agent” and the “Pre-Export Administrative Agent” for purposes of this Agreement and (d) references to “Revolving Loan Documents” therein in such Sections shall be deemed to refer to this “Agreement” for purposes of this Agreement.  In the event of any conflict between the provisions of this Agreement and the Revolving Credit Agreement or Pre-Export Credit Agreement, the provisions of this Agreement shall prevail.

Section 4.6          Loan Document.  For the avoidance of doubt, this Agreement is a “Revolving Loan Document” under the Revolving Credit Agreement and “Pre-Export Loan Document” under the Pre-Export Credit Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officer as of the day and year first written above.

BUNGE LIMITED

By:	/s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By:	/s/ Carla Heiss
Name: Carla Heiss
Title: Secretary

Framework Agreement

BUNGE LIMITED FINANCE CORP., as the Revolving Borrower

By:	/s/ Rajat Gupta
Name: Rajat Gupta
Title: President

Framework Agreement

USINA MOEMA AÇÚCAR E ÁLCOOL S.A., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

PEDRO AFONSO AÇÚCAR & BIOENERGIA LTDA., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

AGROINDUSTRIAL SANTA JULIANA LTDA., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

MONTEVERDE AGRO-ENERGETICA S.A., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

USINA GUARIROBA LTDA., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

USINA ITAPAGIPE AÇÚCAR E ÁLCOOL LTDA., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

USINA FRUTAL AÇÚCAR E ÁLCOOL LTDA, as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
Title: VP – Sugar & Bioenergy

Framework Agreement

USINA OUROESTE AÇÚCAR E ÁLCOOL LTDA., as a Pre-Export Borrower

By:	/s/ Samuel Saenz Rozas
Name: Samuel Saenz Rozas
Title: CFO – Director

By:	/s/ Geovane Gonsul
Name: Geovane Gonsul
:	Title: VP – Sugar & Bioenergy

Framework Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Administrative Agent

By:	/s/ Toshitake Funaki
Name: Toshitake Funaki
Title: Managing Director

Framework Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Pre-Export Administrative Agent

By:	/s/ Toshitake Funaki
Name: Toshitake Funaki
Title: Managing Director

Framework Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender and Pre-Export Lender

By:	/s/ Toshitake Funaki
Name: Toshitake Funaki
Title: Managing Director

Framework Agreement

ABN AMRO BANK N.V., as Revolving Lender and Pre-Export Lender

By:	/s/ Fausto José Caron
Printed Name: Fausto José Caron
Title: Attorney-In-Fact

By:	/s/ Rogier Pieter Anton De Jong
Printed Name: Rogier Pieter Anton De Jong
Title: Attorney-In-Fact

Framework Agreement

ING BANK N.V., as Revolving Lender and Pre-Export Lender

By:	/s/ Rafael F. Mendes
Printed Name: Rafael F. Mendes
Title: Attorney-In-Fact

By:	/s/ Eber Faria
Printed Name: Eber Faria, MD
Title: Head of Trade & Commodity Finance LATAM

Framework Agreement

Exhibit A

Revolving Credit Agreement

See attached.

Exhibit A

Exhibit B

Pre-Export Credit Agreement

See attached.

Exhibit C

FORM OF ASSIGNMENT AGREEMENT

This Assignment Agreement (as amended, supplemented or otherwise modified from time to time, the “Assignment”), is dated as of [●], and made by and between [Koninklijke Bunge B.V., a private limited liability company organized under the laws of The Netherlands][Bunge Iberica Finance SL, a [●] organized under the laws of Spain] (the “Assignor”) and Sumitomo Mitsui Banking Corporation, as administrative agent under that certain Pre-Export Credit Agreement (defined below) on behalf of the Pre-Export Lenders (as defined below)(the “Assignee”), and is acknowledged by [insert name of Pre-Export Borrower that is the borrower under the existing pre-export loan being assigned] (the “Applicable Borrower”).

WHEREAS, pursuant to the Master Export Prepayment Agreement, dated as of [●], between the Assignor and the Applicable Borrower and any promissory notes issued by the Applicable Borrower in connection therewith (as amended, supplemented or otherwise modified from time to time, collectively the “Existing Pre-Export Loan Agreement”), the Assignor has previously made one or more purchase price advance(s) to the Applicable Borrower (the “Existing Pre-Export Loans”) for the future export of Brazilian raw and/or white sugar, Brazilian hydrous ethanol and/or Brazilian anhydrous ethanol, and/or other sugarcane-based products and/or any product of the Pre-Export Borrowers (as defined below) (the “Products”) which remain outstanding;

WHEREAS, pursuant to the Existing Pre-Export Loan Agreement, the Applicable Borrower has previously pledged a security interest in certain export contracts described on Schedule II attached hereto (the “Existing Export Contracts”; together with the Existing Pre-Export Loan Agreement and all documents executed in connection therewith, the “Existing Loan Documents”), including, without limitation, all amounts owed by the buyers under such Existing Export Contracts (the “Existing Off-Takers”) for the Products;

WHEREAS, the Applicable Borrower and certain of its affiliates, as co-borrowers (collectively, the “Pre-Export Borrowers”), the banks and other financial institutions or entities from time to time parties thereto as lenders (the “Pre-Export Lenders”) and the Assignee, as administrative agent on behalf of the Pre-Export Lenders have entered into a Pre-Export Financing Agreement, dated as of May 1, 2018 (the “Pre-Export Credit Agreement”), pursuant to which the Pre-Export Lenders will agree to make pre-export loans, by means of new financing or taking assignments of the Existing Pre-Export Loans (the “Pre-Export Loans”) to the Pre-Export Borrowers pursuant to the terms thereof;

WHEREAS, in connection with the Pre-Export Credit Agreement, the Pre-Export Borrowers have pledged a security interest in (x) export receivables to be paid by a newly formed wholly-owned direct or indirect subsidiary of Usina Moema Açúar e Álcool S.A. (to be formed outside of Brazil) acting as off-taker (the “New Off-Taker”) under a new export contract between the New Off-Taker and the Pre-Export Borrowers and other export contracts between the New Off-Taker and Eligible Importers (as defined in the Pre-Export Credit Agreement) (collectively, the “New Export Contracts”) to be pledged by the Pre-Export Borrowers to the Pre-Export Administrative Agent for the benefit of the Pre-Export Lenders and the other secured parties and (y) certain other collateral described in the security documentation to be executed as a condition precedent to Conversion (together with the New Export Contract, the “New Collateral”);

WHEREAS, the parties hereto desire to effect the following transactions as of the date of this Assignment (the “Assignment Date”): (i) have the Assignor assign (at par) to the Assignee all of its right to receive all future exports and payments related to the Existing Pre-Export Loans that are described on Schedule I attached hereto (the “Assigned Pre-Export Loans”) that remain outstanding in the principal amounts set forth on Schedule I hereto (the “Outstanding Amounts”) (including, without limitation, all export proceeds received under the Existing Export Contracts)  solely to the extent related to such Assigned Pre-Export Loans, (ii) have the Assignor assign to the Assignee the Assignor’s security interest in the Existing Export Contracts solely to the extent related to such Assigned Pre-Export Loans, (iii) have the Assignee pay the Assignor a purchase price for such Assigned Pre-Export Loans in U.S. dollars in an amount equal to the amount set forth on Schedule III attached hereto (the “Purchase Price”), (iv) replace all of the Applicable Borrower’s obligations to the Assignor under the Existing Pre-Export Loan Agreement and the security interest in the Existing Export Contracts with obligations of the Applicable Borrower under the Pre-Export Credit Agreement and the security interest in the New Collateral solely to the extent related to the Assigned Pre-Export Loans, (v) the Assigned Pre-Export Loans will be deemed to be, and be treated as, a Pre-Export Loan subject to the terms and conditions of the Pre-Export Credit Agreement which will amend and restate the Existing Pre-Export Loan Agreement (and any related promissory note evidencing such Assigned Pre-Export Loan will be automatically cancelled without further action by the Assignee, the Assignor or the Applicable Borrower) solely to the extent related to such Assigned Pre-Export Loans and (vi) such Pre-Export Loan will be secured by a security interest in the New Export Contracts (including, without limitation, all amounts owed by the New Off-Taker and Eligible Importers thereunder) and the other New Collateral, which will be substituted for and replace the Existing Export Contracts in their entirety solely to the extent related to the Assigned Pre-Export Loans, and the security interest in the Existing Contracts will be automatically released solely to the extent related to the Assigned Pre-Export Loans without further action by the Pre-Export Administrative Agent, KBBV or BIF.

W I T N E S S E T H

1.          Effective as of the Assignment Date, (a) the Assignor hereby irrevocably and unconditionally assigns and transfers to the Assignee, and the Assignee hereby accepts the assignment and transfer of all of the Assignor’s right, title and interest (i) in, to and under the security interest in the right to receive payments on all exports under the Existing Export Contracts, principal and interest payments related to the Outstanding Amounts of the Assigned Pre-Export Loans (including, without limitation, the export proceeds under the Existing Export Contracts) and all other amounts owed by the Applicable Borrower from time to time under the Existing Pre-Export Loan Agreement  solely to the extent related to such Assigned Pre-Export Loans, (ii) in, to and under the security interest in the right to receive payments on all Existing Export Contracts solely to the extent related to such Assigned Pre-Export Loans and (iii) in, to and under the Existing Pre-Export Loan Agreement (the “Transferred Rights”); provided, that the Transferred Rights shall not include any of the Assignor’s obligations under the Assigned Pre-Export Loans or the Existing Pre-Export Loan Agreement or any related promissory note evidencing such Assigned Pre-Export Loans and (b) the Assignor hereby (i) cancels any promissory notes evidencing the amount due under the Assigned Pre-Export Loans and (ii) agrees to mark such promissory notes as cancelled and promptly deliver the original copy of such promissory notes to the Applicable Borrower.

2.          As consideration for the assignments described in Section 1, the Assignee agrees to pay the Assignor the Purchase Price by transferring cash denominated in U.S. dollars no later than 2:00 p.m. (New York City time) on the Assignment Date in accordance with the payments instructions set forth in Schedule IV attached hereto.  Upon the receipt of the Purchase Price from the Assignee, all of the obligations and responsibilities of the Applicable Borrower to the Assignor solely to the extent related to the Assigned Pre-Export Loans shall be released, the Assigned Pre-Export Loans will be deemed to be, and be treated as, a Pre-Export Loan subject to the terms of the Pre-Export Credit Agreement and the Applicable Borrower and the Assignee shall be the sole parties with any remaining rights, obligations and responsibilities with respect to such Pre-Export Loan.

3.          The Applicable Borrower hereby agrees that as of the Assignment Date and on each day thereafter, (i) the Pre-Export Credit Agreement shall amend and restate the Existing Pre-Export Loan Agreement solely as it relates to the Assigned Pre-Export Loans, (ii) any related promissory notes evidencing amounts due under the Assigned Pre-Export Loans shall be cancelled without further action by the Assignor or the Applicable Borrower; provided, that the Assignor shall mark such promissory notes as cancelled and promptly deliver a certificate to the Assignee attesting that such promissory notes were duly cancelled, (iii) any Existing Pre-Export Loans made by the Assignor to the Applicable Borrower which are not assigned hereunder and have not previously been assigned by the Assignor to the Administrative Agent shall remain subject to the terms and conditions of the Existing Pre-Export Loan Agreement and shall continue to be secured by the Existing Export Contracts, (iv) the Pre-Export Loans will be secured by a security interest in the New Export Contracts (including, without limitation, all amounts owed by the New Off-Taker and Eligible Importers thereunder) and the other New Collateral, which will be substituted for and replace the Existing Export Contracts in their entirety solely as they relate to the Assigned Pre-Export Loans, and the security interest in the Existing Contracts will be automatically released solely to the extent related to the Assigned Pre-Export Loans without further action by the Pre-Export Administrative Agent, KBBV or BIF and (v) the Applicable Borrower will continue to be obligated to pay the Assignee the Outstanding Amounts with respect to the Assigned Pre-Export Loans in accordance with, and subject to the terms and conditions, of the Pre-Export Credit Agreement and such related documents.

4.          The Assignor hereby represents and warrants as of the Assignment Date that:

(a)
The Assignor (i) is duly organized and validly existing under the laws of its jurisdiction of organization or incorporation, (ii) is in good standing under such laws and (iii) has full power and authority to execute, deliver and perform its obligations under this Assignment and the Existing Loan Documents.

(b)
The Assignor’s execution, delivery, and performance of this Assignment and the Existing Loan Documents have not resulted and will not result in a breach or violation of any provision of (i) the Assignor’s organizational documents, (ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to the Assignor, (iii) any judgment, injunction, decree or determination of any governmental authority applicable to the Assignor or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other agreement, document or instrument to which the Assignor is a party, by which Assignor is bound or to which any of the assets of Assignor is subject.

(c)
(i)        This Assignment and the Existing Loan Documents (A) have been duly and validly authorized, executed and delivered by the Assignor and (B) are the legal, valid and binding obligations of the Assignor, enforceable against the Assignor in accordance with their respective terms, except that such enforceability against the Assignor may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by a court’s discretion in relation to equitable remedies; and

(ii)          no notice to, registration with, consent or approval of or any other action by any relevant governmental authority or other entity or person is or will be required for the Assignor to execute, deliver, and perform its obligations under, the Existing Loan Documents or this Assignment, except for such notices, registrations, consents or approvals that have been obtained as of the Assignment Date.

(d)	The Assignor is the sole legal and beneficial owner of and has good title to each of the Assigned Pre-Export Loans and the other Transferred Rights free and clear of any liens or other encumbrances.

(e)
No proceedings before any governmental authority, including, without limitation, before any court, arbitrator or administrative or governmental body, are or have been pending against the Assignor or, to the best of the Assignor’s knowledge, threatened against the Assignor before any relevant governmental authority that, in the aggregate, could reasonably be expected to affect (i) the Transferred Rights or (ii) any action taken or to be taken by the Assignor under this Assignment.

(f)	The outstanding principal amount(s) of the Assigned Pre-Export Loans as of the date hereof are accurately stated in Schedule I.

(g)
The Assignor has not engaged in any acts or conduct or made any omissions (including, without limitation, by virtue of Assignor’s holding any funds or property of, or owing amounts or property to, the Applicable Borrower), that could be reasonably be expected to adversely affect the Assignee’s ability to enforce or recover on the Assigned Pre-Export Loans.

(h)
The Assignor has complied with, and has performed, all obligations required to be complied with or performed by it under the Existing Loan Documents, and the Assignor has not breached any of its representations, warranties, obligations, agreements or covenants under any of the Existing Loan Documents.

(i)
No broker, finder or other entity or person acting under the authority of the Assignor or any of its affiliates is entitled to any broker’s commission or other fee in connection with this Assignment for which the Assignee could be responsible.

(j)	The Assignor has not effected or received the benefit of any setoff against the Applicable Borrower on account of the Transferred Rights.

(k)
The Assignor (i) is a sophisticated entity with respect to the sale of the Transferred Rights, (ii) has adequate information concerning the business and financial condition of the Applicable Borrower to make an informed decision regarding the assignment of the Transferred Rights and (iii) has independently and without reliance upon the Assignee, and based on such information as the Assignor has deemed appropriate, made its own analysis and decision to enter into this Assignment.  The Assignor acknowledges that the Assignee has not given the Assignor any investment advice, credit information or opinion on whether the sale of the Transferred Rights is prudent.

(l)
The Assignor provided to the Assignee, on or prior to the date hereof the Existing Pre-Export Credit Agreement and all other Existing Loan Documents, including, without limitation, intercreditor agreements, subordination agreements, waivers and amendments and all other agreements executed in connection therewith, in each case as currently in effect.  A true and complete list of the Existing Loan Documents specified in the immediately preceding sentence is set forth in the Schedule II.

(m)
Except as disclosed on Schedule II, the Assignor has not given its consent to change, nor has it waived, any term or provision of any Existing Loan Document, including, without limitation, with respect to the amount or time of any payment of principal or the rate or time of any payment of interest.

(n)
There are no funding obligations on the part of the Assignor or any other monetary obligation of any kind on the part of the Assignor (whether fixed, contingent, conditional or otherwise) in respect of the Assigned Pre-Export Loans (including, without limitation, making advances or relating to any currency or interest rate swap, hedge or similar arrangement) that the Assignor is required to pay or otherwise perform that the Assignor has not paid or otherwise performed in full.

(o)
There are no other agreements, amendments or contracts (whether written or oral) entered into by the Applicable Borrower with the Assignor in connection with the Existing Pre-Export Loan Agreement except for the Existing Export Contracts; provided, that all of the Assignor’s right, title and interest in, to and under any additional agreement, amendment or contract entered into in connection with the Existing Pre-Export Loan Agreement shall still be assigned to the Assignee under this Assignment.

5.          The Assignor acknowledges that (a) its assignment of the Transferred Rights to the Assignee is irrevocable; (b) the Assignor shall have no recourse to the Transferred Rights; and (c) the Assignor shall have no recourse to the Assignee.

6.          The Assignor hereby agrees that effective as the Assignment Date, the Assignor shall execute and deliver such other documents and take such other actions from time to time as shall be reasonably requested by the Assignee to effect the assignments under Section 1, and the Assignor hereby permits and authorizes the filing by or on behalf of the Applicable Borrower or the Assignee of, all filings and registrations with any federal, state, local or regulatory authority or agency in Brazil or the United States that are reasonably necessary to evidence such assignments and releases, including, without limitation, evidence of the electronic registration of the terms and conditions of each Assigned Pre-Export Loan with the Central Bank of Brazil, under the Module Registry of Financial Transaction (“Módulo de Registro de Operação Financeira - ROF”), duly amended and restated to reflect the relevant assignment hereunder, in a form satisfactory to the Assignee.

7.          THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.          EACH OF THE ASSIGNOR AND THE ASSIGNEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS ASSIGNMENT OR ANY COUNTERCLAIM THEREIN.

9.          Each of the Assignor and Assignee hereby irrevocably and unconditionally:

(a)
submits for itself and its property in any legal action or proceeding relating to this Assignment, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)
consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(c)
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.          The Assignor (i) irrevocably designates and appoints Bunge Limited’s (“BL”) chief financial officer (from time to time) at BL’s principal executive offices at 50 Main Street, White Plains, New York 10606 (the “Authorized Agent”), as its agent upon which process may be served in any suit, action or proceeding related to this Assignment and represents and warrants that the Authorized Agent has accepted such designation and (ii) agrees that service of process upon the Authorized Agent and written notice of said service to the Assignor mailed or delivered by a recognized international courier service (with proof of delivery) to BL’s Secretary or any Assistant Secretary at BL’s office at 50 Main Street, White Plains, New York 10606, shall be deemed in every respect effective service of process upon the Assignee in any such suit or proceeding.

11.          This Assignment may be executed in one or more counterparts and by facsimile signature, all of which taken together shall constitute one and the same instrument.

12.          This Assignment will inure to the benefit of and be binding upon the parties hereto.  Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any person, other than the parties hereto, any right, remedy or claim under or by reason of this Assignment, and the terms, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto.

13.          No amendment or waiver of any provision of this Assignment shall in any event be effective unless such amendment or waiver shall be in writing and signed by the parties hereto.

In confirmation of their mutual consent and agreement to the terms and conditions contained in this Assignment and intending to be legally bound thereby, the Assignor, the Assignee and the Borrower have executed this Assignment as of the date first above written.

[KONINKLIJKE BUNGE B.V][BUNGE IBERICA FINANCE SL], as Assignor By:_______________________________ Name: ____________________________ Title: _____________________________

SUMITOMO MITSUI BANKING CORPORATION, in its capacity as Pre-Export Administrative Agent, as Assignee

By:_______________________________
Name: ____________________________
Title: _____________________________

Acknowledged and Agreed: [NAME OF PRE-EXPORT BORROWER], as Applicable Borrower By:_______________________________ Name: ____________________________ Title: _____________________________

SCHEDULE I

Outstanding Amounts

Date of Advance	Outstanding Amount

SCHEDULE II

Existing Export Contracts

[List all Existing Export Contracts related to the Assigned Pre-Export Loans]

2

SCHEDULE III

Calculation of Purchase Price

Aggregate outstanding principal amount of Assigned Pre-Export Loans	U.S.$_______________

Accrued interest of Assigned Pre-Export Loans	U.S. $_______________

Purchase Price	U.S. $______________

3

SCHEDULE IV

Assignor Payment Instructions

[Bunge to provide]

4

Exhibit D

FORM OF SOLVENCY CERTIFICATE

Date:  [●]1

To the Revolving Administrative Agent and each of the Revolving Lenders party to the Revolving Credit Agreement as of the Conversion Date:

I, the undersigned, the [title] of each of the Pre-Export Borrowers, in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), that:

1.          This certificate is furnished to the Pre-Export Administrative Agent and the Pre-Export Lenders pursuant to Section 2.3(k) of the Framework Agreement, dated as of May 1, 2018 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Framework Agreement”), among BUNGE LIMITED, BUNGE LIMITED FINANCE CORP., as revolving borrower,  USINA MOEMA AÇÚCAR E ÁLCOOL S.A. (“Usina Moema”), PEDRO AFONSO AÇÚCAR & BIOENERGIA LTDA. (“Usina Pedro Afonso”), AGROINDUSTRIAL SANTA JULIANA LTDA. (“Usina Santa Juliana”), MONTEVERDE AGRO-ENERGETICA S.A. (“Usina Monteverde”),  USINA GUARIROBA LTDA. (“Usina Guariroba”), USINA ITAPAGIPE AÇÚCAR E ÁLCOOL LTDA. (“Usina Itapagipe”), USINA FRUTAL AÇÚCAR E ÁLCOOL LTDA. (“Usina Frutal”), and USINA OUROESTE AÇÚCAR E ÁLCOOL LTDA. (“Usina Ouroeste”); Usina Moema, Usina Pedro Afonso, Usina Santa Juliana, Usina Monteverde, Usina Guariroba, Usina Itapagipe, Usina Frutal and Usina Ouroeste  shall each be referred to individually as a “Pre-Export Borrower” and collectively, as the “Pre-Export Borrowers”), the Revolving Lenders, the Pre-Export Lenders, and SUMITOMO MITSUI BANKING CORPORATION, as administrative agent under that certain Revolving Credit Agreement (in such capacity, the “Revolving Administrative Agent”) and that certain Pre-Export Credit Agreement (in such capacity, the “Pre-Export Administrative Agent”). Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Framework Agreement.

2.          For purposes of this certificate, I, or officers of the Pre-Export Borrowers under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a)          I have reviewed the financial statements (including, without limitation, the pro forma financial statements) referred to in Section 2.3(l) of the Framework Agreement.

(b)          I have knowledge of and have reviewed to my satisfaction the Framework Agreement, the Revolving Credit Agreement and the Pre-Export Credit Agreement.

1 NTD: Solvency Certificate to be dated 5 Business Days prior to the Conversion Date.

5

(c) As [title] of each Pre-Export Borrower, I am familiar with the financial condition of the Pre-Export Borrowers.

3. Based on and subject to the foregoing, I hereby certify on behalf of the Pre-Export Borrowers that after giving effect to the consummation of the Conversion to be consummated on the Conversion Date, the making of any Pre-Export Loans and the use of proceeds of such Pre-Export Loans on the Conversion Date and the initial borrowing thereunder, it is my opinion that the Pre-Export Borrowers taken as a whole are and will be Solvent. As used herein, “Solvent” means, with respect to the Pre-Export Borrowers on a particular date, that on such date, taken as a whole (a) the fair value of the property of the Pre-Export Borrowers is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Pre-Export Borrowers, (b) the present fair salable value of the assets of the Pre-Export Borrowers is not less than the amount that will be required to pay the probable liability of the Pre-Export Borrowers on their debts as they become absolute and matured, (c) the Pre-Export Borrowers do not intend to, and do not believe that they will, incur debts or liabilities beyond the Pre-Export Borrowers’ ability to pay such debts and liabilities as they mature and (d) the Pre-Export Borrowers are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which the Pre-Export Borrowers’ property would constitute an unreasonably small capital. When determining whether the Pre-Export Borrowers are Solvent, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

6

IN WITNESS WHEREOF, the Pre-Export Borrowers have caused this certificate to be executed on their behalf by an authorized officer thereof as of the date first written above.

[ ]

By:
Name:
Title:

Exhibit E

Description of Properties

Real Estate Record File	Current Owner	Location	Description of the relevant facilities
			Description of the facility	Capacity of the facility
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]
[•]	[•]	[•]	[Sugar mill facility]	[•]

Exhibit F

Sugar Cane

Pre-Export Borrower	Description of Location of Sugar Cane

[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]

Annex 1

Initial Potential Controlling Shareholder List

1.	AdecoAgro

2.	BP

3.	Brookfield

4.	COFCO

5.	Glencore (including Glencore Agri)

6.	Raizen (including Cosan)

7.	Sao Martinho

8.	Suedzucker

9.	Tereos

10.	Wilmar

Annex 2

Existing KBBV Pre-Export Loans and KBBV Pre-Export Loan Agreements

Lender	Borrower	KBBV Pre-Export Loan Agreement	Date of Advances	Outstanding Principal Balance (BRL)
KBBV	Usina Ouroeste Açúcar e Álcool Ltda.	Master Export Prepayment Agreement dated January 9, 2018	7/28/2017 7/28/2017	51,458,890 84,451,500
KBBV	Monteverde Agro-Energetica S.A.	Master Export Prepayment Agreement dated January 9, 2018	6/20/2017	82,552,043.53
KBBV	Usina Frutal Açúcar e Álcool Ltda.	Master Export Prepayment Agreement dated January 9, 2018	11/9/2017 11/9/2017	77,887,800 49,802,025
KBBV	Usina Itapagipe Açúcar e Álcool Ltda.	Master Export Prepayment Agreement dated January 9, 2018	9/14/2017 9/14/2017	47,981,600 33,422,925
KBBV	Usina Moema Açúcar e Álcool S.A.	Master Export Prepayment Agreement dated October 20, 2016	10/20/2016 10/28/2016 11/28/2016	135,000,000 260,000,000 90,200,612.94

Annex 3

Existing BIF Pre-Export Loans and BIF Pre-Export Loan Agreements

Lender	Borrower	BIF Pre-Export Loan Agreement	Date of Advances	Outstanding Principal Balance (BRL)
BIF	Usina Moema Açúcar e Álcool S.A.	Master Export Prepayment Agreement dated September 15, 2016, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018	3/18/2016 8/24/2016 9/15/2016	53,005,730 145,145,845.75 200,000,000
BIF	Usina Ouroeste Açúcar e Álcool Ltda.	Master Export Prepayment Agreement dated November 29, 2010, as assigned by Bunge International Commerce Ltd. (“BIC”) to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010	7/28/2017 7/28/2017	51,458,890 84,451,500
BIF	Usina Itapagipe Açúcar e Álcool Ltda.
Master Export Prepayment Agreement dated November 29, 2010, as assigned by BIC to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018

			9/14/2017 9/14/2017	47,981,600 33,422,925
BIF	Usina Guariroba Ltda.
Master Export Prepayment Agreement dated November 29, 2010, as assigned by BIC to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018

			3/16/2016 4/20/2016	160,535,400 36,558,350

BIF	Usina Frutal Açúcar e Álcool Ltda.
Master Export Prepayment Agreement dated November 29, 2010, as assigned by BIC to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018

		11/9/2017 11/9/2017	77,887,800 49,802,025
BIF	Pedro Afonso Açúcar & Bioenergia Ltda.
Master Export Prepayment Agreement dated November 29, 2010, as assigned by BIC to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018

		3/27/2015 11/25/2015 9/15/2016	42,446,950 207,447,500 181,065,100
BIF	Agroindustrial Santa Juliana Ltda.
Master Export Prepayment Agreement dated November 29, 2010, as assigned by BIC to BIF pursuant to that Assignment and Assumption Agreement dated November 29, 2010, as amended by Amendment No. 1 to Master Export Prepayment Agreement dated January 9, 2018

		3/27/2015 11/25/2015 10/28/2016	34,149,050 510,640,000 6,490,250

BIF	Monteverde Agro-Energetica S.A.	Master Export Prepayment Agreement dated January 9, 2018	June 20, 2017	82,552,043.53

Annex 4

Affiliated Committed Lenders

Revolving Lender	Affiliated Committed Lender
Sumitomo Mitsui Banking Corporation	Banco Sumitomo Mitsui Brasileiro S/A
ABN AMRO Bank N.V.	N/A
ING Bank N.V.	N/A